Exhibit 99.1

   BANDAG, INCORPORATED AND SUBSIDIARIES


                                (In thousands except per share data)
                            Three Months Ended        Twelve Months Ended

   Unaudited Consolidated
    Condensed Statements
    of Earnings            12/31/97     12/31/96     12/31/97      12/31/96

   Net sales               $256,015     $203,661     $822,523      $756,925
   Gain on sale of
    marketable equity
    securities               95,087          --        95,087           --
   Other income               4,781        1,761       14,092        12,074
                           --------     --------     --------      --------
                            355,883      205,422      931,702       768,999

   Cost of products sold    150,524      118,345      482,387       442,149
   Engineering, selling,
    administrative and
    other expenses           89,921       52,760      243,060       194,834
   Interest expense           2,161          378        3,339         1,236
                           --------     --------     --------      --------
                            242,606      171,483      728,786       638,219
   Earnings before
    income taxes            113,277       33,939      202,916       130,780
   Income taxes              46,377       12,240       80,922        49,176
                           --------     --------     --------      --------
   Net earnings             $66,900      $21,699     $121,994       $81,604
                           ========     ========     ========      ========
   Net earnings per
    share  - Basic            $2.94        $0.95        $5.35         $3.46
   Net earnings per
    share  - Diluted          $2.92        $0.94        $5.33         $3.44
   Cash dividends per
    share                   $0.2750      $0.2500      $1.0250       $0.9250
   Depreciation included
    in expense               $9,827       $8,702      $34,576       $33,597
   Weighted average shares
    outstanding - Basic      22,762       22,885       22,786        23,613
   Weighted average shares
    outstanding - Diluted    22,893       23,021       22,908        23,746

                                                        (In thousands)
                                                      Twelve Months Ended
   Unaudited Consolidated Condensed
    Statements of Cash Flows                         12/31/97      12/31/96
   Operating Activities
     Net earnings                                    $121,994       $81,604
     Depreciation and amortization                     36,857        34,595
     Gain on sale of marketable equity
       securities - net of tax                        (55,831)          --
     Decrease in operating assets and
       liabilities - net                              (31,718)       (2,152)
                                                     --------      --------
       Net cash provided by operating
         activities                                    71,302       114,047
   Investing Activities
     Additions to property, plant and
       equipment, net                                 (38,106)      (33,882)
     Purchases of investments                          (3,645)      (18,205)
     Maturities of investments                          4,159        25,889
     Purchases of businesses, net of
       cash acquired                                  (47,659)         --
     Sale of marketable equity securities             119,558          --
                                                     --------      --------
       Net cash provided by (used in) investing
         activities                                    34,307       (26,198)
                                                     --------      --------
   Financing Activities
     Proceeds from short-term notes payable            11,491        42,902
     Proceeds from issuance of long-term
       obligations                                    100,000          --
     Principal payments on short-term notes
       payable and other long-term
       obligations                                    (18,422)      (45,246)
     Cash dividends                                   (23,395)      (21,785)
     Purchases of Common Stock                         (8,643)      (61,691)
                                                     --------      --------
       Net cash provided by (used in)
         financing activities                          61,031       (85,820)

   Effect of exchange rate changes on cash
     and cash equivalents                              (1,693)       (1,593)
                                                     --------      --------
       Increase in cash and cash
        equivalents                                   164,947           436

   Cash and cash equivalents at beginning
     of year                                           31,453        31,017
                                                     --------       -------
       Cash and cash equivalents at end
         of period                                    196,400        31,453
                                                     ========      ========



   BANDAG, INCORPORATED AND SUBSIDIARIES
                                                          (In thousands)
                                                      Dec. 31,      Dec. 31,
   Unaudited Consolidated Condensed Balance Sheets      1997          1996
   ASSETS:
   Cash and cash equivalents                         $196,400       $31,453
   Investments                                          1,575         2,089
   Accounts receivable - net                          231,648       206,732
   Inventories:
     Finished products                                 90,228        44,704
     Materials & work-in-process                       17,295        14,228
                                                     --------      --------
                                                      107,523        58,932
   Prepaid expenses and other current assets           61,848        42,494
                                                     --------      --------
     Total current assets                             598,994       341,700

   Property, plant, and equipment                     459,446       394,592
     Less accumulated depreciation &
        amortization                                 (261,846)     (249,457)
                                                     --------      --------
                                                      197,600       145,135
   Marketable equity securities, at
        market value                                       --        79,035
   Other assets                                       103,310        22,472
                                                     --------      --------
     Total assets                                    $899,904      $588,342
                                                     ========      ========

   LIABILITIES & STOCKHOLDERS' EQUITY:
   Accounts payable                                   $52,100       $28,744
   Income taxes payable                                20,039        12,254
   Accrued employee compensation and benefits          28,874        23,532
   Accrued marketing expenses                          32,608        32,872
   Other accrued expenses                              73,195        39,807
   Short-term notes payable and other
        liabilities                                    97,764         2,005
                                                     --------      --------
     Total current liabilities                        304,580       139,214

   Long-term obligations and deferred
        tax liabilities                               131,910        38,261

   Stockholders' equity:
     Common stock; $1 par value; authorized -
        21,500,000 shares;
       Issued and outstanding - 9,751,063
        shares in 1997; 9 ,842,861 in 1996              9,751         9,843
     Class A Common stock; $1 par value;
        authorized - 50,000,000 shares;
       Issued and outstanding - 11,013,561
        shares in 1997; 11,027,759 in 1996             11,014        11,028
     Class B Common stock; $1 par value;
        authorized - 8,500,000 shares;
       Issued and outstanding - 2,048,785
        shares in 1997; 2,051,984 in 1996               2,049         2,052
     Additional paid-in capital                         6,052         4,069
     Retained earnings                                445,887       355,663
     Unrealized gain on securities
        available-for-sale, net of related
        tax effect                                        --         33,854
     Equity adjustment from foreign currency
        translation                                   (11,339)       (5,642)
                                                     --------      --------
       Total equity                                   463,414       410,867
                                                     --------      --------
       Total liabilities & stockholders' equity      $899,904      $588,342
                                                     ========      ========